Income Taxes - Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Net operating losses	$ 37,777	$ 35,252
Tax credits		5,493
Capitalized research and development costs	1,864	2,401
Other	3,014	2,724
Total gross deferred tax assets	42,655	45,870
Less valuation allowance	(42,514)	(45,578)
Total deferred tax assets	141	292
Deferred tax liabilities:
Other	(141)	(292)
Total deferred tax liabilities	$ 0	$ 0